Exhibit 99.1

JATT Acquisition Corp’s Proposed Business Combination with Zura Bio Limited declared effective by US SEC

• Record date of Feb 26th 2023 established as well as;

• Extraordinary general meeting of shareholders to approve the Business Combination set for March 16th 2023

London, England – March 2nd 2023.

JATT Acquisition Corp (NYSE: “JATT”), the publicly traded special purpose acquisition company (“SPAC”), has today announced that the U.S. Securities and Exchange Commission (“SEC”) has declared its registration statement on Form S-4 pertaining to the proposed business combination with Zura Bio Limited (“Zura,” “Zura Bio,” or “the Company”) as effective.

Zura is a UK based multi-asset clinical-stage biotechnology company focused on developing novel medicines for immune and inflammatory disorders. JATT founder and CEO Dr. Someit Sidhu will become Zura’s CEO and Dr. Preston Klassen will be President upon closing of the business combination.

JATT established a record date of February 16, 2023 (the “Record Date”) and a meeting date of March 16, 2023 for an extraordinary general meeting of its shareholders (the “Special Meeting”) to approve the Business Combination, and has filed its definitive proxy statement/prospectus relating to the Special Meeting with the SEC. The definitive proxy statement/prospectus is available at www.sec.gov.

The proceeds from the deal are anticipated to offer Zura Bio the capital required to progress the development of two assets, ZB-168 and torudokimab. In-licensed from Pfizer, ZB-168 is a fully-human, clinical-stage antibody that acts on IL7Rα, demonstrating significant reduction in T effector cell populations and highly potent inhibition of the alarmin, Thymic Stromal Lymphopoietin (TSLP).  In-licensed from Lilly, torudokimab is a fully-human, clinical stage antibody that binds to the IL-33 ligand, thereby inhibiting its ability to drive Th2 response cytokines and the activation of associated cell types, including mast cells and eosinophils. Both assets have been tested in patients with at least 12 weeks of therapy and were found to have a favorable safety profile.  Additionally, both assets demonstrated potent mechanistic activity, further supporting the opportunity to demonstrate clinical benefit in a variety of disease indications. Zura Bio plans to commence at least one Phase 2 proof-of-concept trial this year as well as making preparations for additional Phase 2 work next year.

The closing of the Business Combination is subject to approval by JATT’s shareholders and the satisfaction of other customary closing conditions. The Business Combination is expected to close promptly after the Extraordinary Meeting. Upon closing, the combined company will be called “Zura Bio Limited”, and its common stock and warrants are expected to list on the Nasdaq Capital Market under the ticker symbols “ZURA” and “ZURAW,” respectively.

Special Meeting Details

The Special Meeting will be held at the offices of Loeb & Loeb, LLP at 345 Park Avenue, New York, NY 10154 on March 16, 2023 at 2:00 pm Eastern Time.

The meeting will also be conducted as a virtual meeting in order to facilitate shareholder attendance and participation. To register and receive access to the hybrid virtual meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement/prospectus.

Every shareholder’s vote FOR ALL Proposals is important, regardless of the number of shares held. If you have any questions or need assistance voting, please contact Alliance Advisors, Inc., our proxy solicitor, 200 Broadacres Drive, Bloomfield, New Jersey 07003, Toll-free at (844) 717-2302, Email at JATT@allianceadvisors.com.

Important Information

Neither the SEC nor any state securities commission has approved or disapproved of the securities to be issued in connection with the Business Combination, or determined if the Registration Statement is accurate or adequate.

About Zura Bio Limited

Zura is a clinical-stage biotechnology company advancing two primary assets, including ZB-168 in Alopecia Areata and other inflammatory diseases and torudokimab in both chronic obstructive pulmonary disease (COPD) and asthma. ZB-168 is an anti IL7R α inhibitor that has the potential to impace diseases driven by IL7 and TSLP biological pathways. Zura aims to develop a portfolio of therapeutic indications for ZB-168, and is focused on demonstrating its efficacy, safety, dosing convenience and mechanism of action, initially in Alopecia Areata (AA). This will build on Phase 1b data in Type 1 Diabetes demonstrating a favourable safety profile and strong biological rationale. Torudokimab is a fully human, high affinity monoclonal antibody that neutralizes IL33 and is currently at Phase 2 clinical development stage. IL33 is a validated drug target in both chronic obstructive pulmonary disease (COPD) and asthma. Zura is headquartered in London, UK.

Zura is headquartered in London, UK

About JATT Acquisition Corp

JATT is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The focus of the team is to pursue a business combination within the life sciences and biotechnology sectors. Management is led by Dr. Someit Sidhu, Chairman and Chief Executive Officer, and Verender S. Badial, Chief Financial Officer.

Additional information and Where to Find It

In connection with the proposed business combination, on August 22, 2022, JATT filed a registration statement on Form S-4 (the "Form S-4") with the Securities and Exchange Commission (the "SEC"). The Form S-4, as amended from time to time, includes a proxy statement of JATT and a prospectus of Zura, referred to as a proxy statement/prospectus. The proxy statement/prospectus is being sent to all JATT shareholders. Additionally, JATT will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Form S-4, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. Before making any voting or investment decision, investors and security holders of JATT are urged to read the Form S-4, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC in connection with the proposed business combination because they will contain important information about the proposed business combination and the parties to the proposed business combination.

Participants in Solicitation

JATT, Zura and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of JATT's shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of JATT's directors and officers in JATT's filings with the SEC, including JATT's initial public offering prospectus, which was filed with the SEC on July 13, 2021, JATT's subsequent quarterly reports on Form 10-Q, annual reports on Form 10-K and the Form S-4. To the extent that holdings of JATT's securities by JATT's insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to JATT's shareholders in connection with the business combination are included in the proxy statement/prospectus relating to the proposed business combination. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of JATT or Zura, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination between JATT and Zura Bio. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predict," "potential," "continue," "strategy," "future," "opportunity," "would," "seem," "seek," "outlook" and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, Zura Bio's and JATT's expectations with respect to anticipated financial impacts of the proposed business combination, the satisfaction of closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of JATT's Form 10-K and initial public offering prospectus, and its subsequent quarterly reports on Form 10-Q. In addition, there will be risks and uncertainties described in the Form S-4 and other documents filed by JATT from time to time with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are outside Zura Bio's and JATT's control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this communication, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against JATT or Zura Bio following the announcement of the proposed business combination; (2) the inability to complete the proposed business combination, including due to the inability to concurrently close the business combination and related transactions, including the private placement of ordinary shares or due to failure to obtain approval of the shareholders of JATT; (3) the risk that the proposed business combination may not be completed by JATT's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by JATT; (4) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval by the shareholders of JATT, the satisfaction of the minimum cash requirement following any redemptions by JATT's public shareholders and the receipt of certain governmental and regulatory approvals; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed business combination; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (7) volatility in the price of JATT's or the combined company’s securities; (8) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (9) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (10) costs related to the proposed business combination; (11) changes in the applicable laws or regulations; (12) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (13) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Zura Bio operates; (14) the impact of the global COVID-19 pandemic; (15) the potential inability of the combined company to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (16) the enforceability of Zura Bio's intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (17) other risks and uncertainties described in JATT's Annual Report, its initial public offering prospectus, and its subsequent Quarterly Reports on Form 10-Q and to be described in the Form S-4 and other documents to be filed by JATT from time to time with the SEC. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Zura Bio and JATT caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither Zura Bio nor JATT gives any assurance that Zura Bio or JATT will achieve its expectations. None of Zura Bio or JATT undertakes or accepts any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Contacts

JATT Acquisition Corp:

Verender S. Badial

Chief Financial Officer

Email: info@jattacquisition.com

Website: www.jattacquisition.com

Zura Bio Limited:

Kimberly Ann Davis

General Counsel

Email: info@zurabio.com

Website: www.zurabio.com

Media:

Triquartista Consulting

Chris Wilson

Email: chris@trequartistaconsulting.com

Investors:

Stern IR

Anne Marie Fields

Managing Director

Email: annemarie.fields@sternir.com